AMENDMENT TO
DUKE ENERGY CORPORATION
2010 LONG-TERM INCENTIVE PLAN

                The Duke Energy Corporation 2010 Long-Term Incentive Plan (the "Plan") is hereby amended, effective immediately prior to the "Effective Time" (as defined in the Agreement and Plan of Merger, dated as of January 8, 2011, by and among Duke Energy Corporation ("Duke Energy"), Diamond Acquisition Corporation and Progress Energy, Inc.) to equitably reflect the 1-for-3 reverse stock split with respect to the issued and outstanding Duke Energy common stock, as follows:

1.             Section 3.1 of the Plan is hereby amended by deleting the number "75,000,000" each place that it appears and replacing it in each case with the number "25,000,000".

2.             Each of Sections 6.1 and 7.1 of the Plan is hereby amended by deleting the number "3,000,000" and replacing it with the number "1,000,000".

3.          Each of Sections 8.2 and 9.4 of the Plan is hereby amended by deleting the number "600,000" and replacing it with the number "200,000".

4.            Except as explicitly set forth herein, the Plan will remain in full force and effect.

                                                                                                 DUKE ENERGY CORPORATION

                                                                                                 By:            /s/ Jennifer L. Weber

                                                                                                                  Jennifer L. Weber

                                                                                                                  Executive Vice President and Chief

                                                                                                                  Human Resources Officer